ASSOCIATED BANC-CORP 4Q 2013 EARNINGS PRESENTATION JANUARY 16, 2014 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

2013 FULL YEAR HIGHLIGHTS

Solid Earnings with Balance Sheet Growth
Revenue,
Net Income
& ROT1CE
Balance Sheet
Net Interest Income
&
Net Interest Margin
•
Average loans of $15.7 billion were up 6% from 2012
–
Commercial and Residential Mortgage loans up 12% each from 2012
–
Home Equity and Installment loans declined from 2012
•
Net interest income of $646 million was up 3% from 2012
– Net interest margin of 3.17% compared to 3.30% last year
Capital
•
2013 dividends of $0.33/share, up 43% from 2012
•
Repurchased 7.7 million shares of stock during 2013
•
Capital ratios remain very strong with a Tier 1 common equity ratio of 11.46%
Noninterest Income
& Expense
•
Noninterest income of $313 million was flat compared to 2012
–
Increases in Gains on Sale of Assets was almost entirely offset by decline in
Mortgage Banking Income
•
Noninterest expense of $681 million was down $1 million from prior year
• Total 2013 revenues of $959 million, up 2% from 2012
• Net income available to common shareholders of $184 million or $1.10 per share
• Return on Tier 1 Common Equity of 9.8%, compared to 9.5% for  2012
• Average deposits of $17.4 billion were up 12% from last year

Peak Average Loans (2008) $16.1 billion
$16.0
$12.0
$8.0
$4.0
$-
$15.6
$3.5
$2.4
$4.4
$5.3
$13.2
$3.3
$2.1
$3.5
$4.3
$13.3
$3.2
$2.8
$3.0
$4.3
$14.7
$2.9
$3.3
$3.4
$5.1
$15.7
$2.4
$3.7
$3.7
$5.8
YTD 2009
YTD 2010
YTD 2011
YTD 2012
YTD 2013
C&BL
CRE
Res Mtg
Home Equity & Installment

$384
$355
$304
$289
$128
($50)
($489)

Installment 3%
CRE Investor 18%
Home Equity 13%
Construction 5%
Res Mtg 24%
Commercial & Business Lending 37%

LOAN PORTFOLIO COMPOSITION

Average 2013 YTD Loans of $15.7 billion
2013 Average Net Loan Change (from 2012)
Loan Mix – 2013 Annual (Average)
($ balances in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
Average Annual Loans ($ in billions)
+12%
% Chg
+11%
+7%
+151%
(15%)
(17%)
Commercial &
Business
Lending
+13%
+54%

3.70%
3.52%
3.47%
3.42%
3.50%
-20 bps
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013

## Cost of Interest-bearing Liabilities

0.51%
0.45%
0.41%
0.38%
0.35%
-16 bps
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013

3.32%
3.17%
3.16%
3.13%
3.23%
$161
$158
$160
$161
$167
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
Net Interest Income
Net Interest Margin

GROWING NET INTEREST INCOME WHILE MARGIN COMPRESSES 4 Yield on Interest-earning Assets Net Interest Income & Net Interest Margin ($ in millions)

Personnel (FTE[1]) Trend

4,802
4,865
5,056
4,915
4,584
4Q 2009
4Q 2010
4Q 2011
4Q 2012
4Q 2013

Technology[2] Spend Trend

$ in Millions

$49.3
$48.1
$52.3
$67.1
$74.8
2009
2010
2011
2012
2013

Other Non-Personnel[3] Spend Trends

$ in Millions

$242.4
$247.1
$238.0
$233.3
$208.9
$23.7
$18.0
$19.6
$49.3
$41.9
$89.8
$23.8
$18.4
$20.4
$49.9
$46.4
$88.2
$21.4
$23.0
$18.2
$55.9
$28.5
$91.0
$15.1
$21.3
$31.2
$60.8
$19.5
$85.4
$10.1
$23.3
$20.2
$59.4
$19.5
$76.4
2009
2010
2011
2012
2013
All Other
Occupancy
Bus Dev & Adv
FDIC
Legal & Professional4
Foreclosure/OREO

NONINTEREST EXPENSE DRIVERS

1 – FTE = Average Full Time Equivalent Employees
2 – Technology Spend = Data Processing and Equipment expenses
3 – Other Non-Personnel Spend = Total Noninterest Expense less Personnel and Technology spend
4 – Legal & Professional Spend = Includes consulting and certain BSA related remediation expenses.

$361
$344
$310
$277
$235
1.23%
1.12%
1.04%
0.98%
0.84%
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
Potential Problem Loans
NPA / Assets

$253
$225
$217
$208
$185
1.64%
1.45%
1.38%
1.33%
1.17%
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
Nonaccruals
Nonaccruals / Loans

$21
$14
$14
$5
$5
0.55%
0.38%
0.35%
0.14%
0.14%
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
Net Charge Offs
NCOs / Avg Loans

118%
127%
127%
131%
145%
1.93%
1.84%
1.76%
1.74%
1.69%
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
ALLL/ Nonaccruals
ALLL/ Total Loans

IMPROVEMENT IN CREDIT QUALITY INDICATORS ($ IN MILLIONS) 6

12.24%
11.61%
11.46%
4Q 2011
4Q 2012
4Q 2013

$240
$210
$180
$150
$120
$90
$60
$30
$0
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.7%
9.5%
9.8%
$115
$174
$184
YTD 2011
YTD 2012
YTD 2013

STRONG CAPITAL PROFILE & SUSTAINED
EARNINGS
• Current capital levels are well in excess
of “well-capitalized” regulatory
benchmarks
– Existing capital levels are already
above Basel III capital levels

Tier 1 Common Equity Ratio Net Income Available to Common & ROT1CE
Net Income Available
to Common
($ in millions)
Return on Tier 1
Common Equity
Definition of Tier 1 Common Equity:
Tier 1 Common Equity (T1CE), a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 Common Equity is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.

2014 OUTLOOK

Asset Growth
Deposits / Funding
Mix
Margin
Noninterest
Income
Noninterest
Expense
Capital
Provision
• Mid single digit average loan growth
• High single digit average deposits and other funding
growth
• Continued modest NIM compression
• NII down slightly. Mortgage banking income decline offset by core fee categories growth
• Flat compared to 2013 with continued focus on efficiency
initiatives
• Continue to follow stated corporate priorities for capital deployment
• Provision will grow based on expected loan growth